RBC FUNDS TRUST

RBC BlueBay Emerging Market Debt Fund (the “Fund”)

Supplement dated February 28, 2024 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”) each dated January 29, 2024, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the Summary

Prospectuses, Prospectus and SAI and should be read in conjunction with the Summary

Prospectuses, Prospectus and SAI.

The Fund’s classification has changed from “non-diversified” to “diversified,” and therefore the Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in the Fund’s Summary Prospectus, Prospectus and SAI with regard to the Fund being “non- diversified” are hereby deleted in their entirety.

In addition, the second paragraph in the Investment Restrictions section of the SAI is deleted in its entirety and replaced with the following:

(1)

Each Fund is an open-end management investment company and each Fund (other than the Access Fund and RBC BlueBay Emerging Market Debt Fund) has elected to be classified as a diversified series. The RBC BlueBay Emerging Market Debt Fund currently operates as a diversified series. Each Fund (other than the Access Fund) will invest its assets only in a manner consistent with the classification of a diversified series under applicable law.

In addition, the first paragraph in the Investment Restrictions—Supplemental Clarification of Certain Fundamental Investment Policies/Restrictions section of the SAI is deleted in its entirety and replaced with the following:

The Funds (other than the Access Fund) are diversified funds and as such are subject to the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

Previously, the RBC BlueBay Emerging Market Debt Fund was classified as a non-diversified fund, as defined in the 1940 Act. However, due to the Fund’s principal investment strategies and investment processes, it has operated as a diversified fund for over three fiscal years. Therefore, the Fund will not operate in the future as a non-diversified fund without first obtaining shareholder approval, except as allowed pursuant to the 1940 Act and rules or interpretations thereof.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE